UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

Illumina, Inc.

(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 25, 2025, Illumina, Inc. (“Illumina” or the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its 4.750% notes due 2030 (the “Notes”).

Illumina expects to use the net proceeds from the offering for general corporate purposes, which may include repayment of its 5.800% notes due December 12, 2025, of which $500 million aggregate principal amount was outstanding as of September 28, 2025, and the completion of the proposed acquisition of SomaLogic, Inc. and the payment of any fees and expenses related thereto.

The Notes were issued pursuant to an Indenture (the “Indenture”), dated March 12, 2021, between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee, and an officer’s certificate establishing the terms of the Notes (which includes the form of Notes as an exhibit). The offering of the Notes was registered on a Registration Statement on Form S-3 (File No. 333-281921). The Notes will accrue interest at a rate of 4.750% per annum, payable semi-annually, and will mature on December 12, 2030.

Upon occurrence of an Event of Default (as defined in the Indenture) with respect to the Notes, the principal amount of the Notes may be declared, and/or become, due and payable immediately. The Company may, at its election, redeem the Notes, in whole or in part, from time to time at the redemption prices and on the terms and conditions set forth in the Notes.

The above description of the Notes is qualified in its entirety by reference to the Indenture, the form of officer’s certificate and the form of the Notes filed as exhibits hereto, which exhibits are incorporated by reference herein.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit

4.1*	Indenture, dated March 12, 2021, between the Company and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as trustee.

4.2	Officer’s Certificate, dated November 25, 2025, setting forth the terms and form of the Notes.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 4.6 of the Company’s Registration Statement on Form S-3

(File No. 333-281921), filed with the Securities and Exchange Commission (“SEC”) on September 4, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025

ILLUMINA, INC.,

By	/s/ Ankur Dhingra
Name:	Ankur Dhingra
Title:	Chief Financial Officer